SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest  event  reported):  March  3,  2005


                            The Leather Factory, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-12368                                75-2543540
(Commission  File  Number)        (IRS  Employer  Identification  Number)


3847  East  Loop  820  South,  Fort  Worth,  Texas         ___76119__
  (Address of Principal Executive Offices)                 (Zip Code)


                                 (817) 496-4414
     (Registrant's  Telephone  Number,  Including  Area  Code)

_____________________________________________________________________________
   (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

The Registrant is furnishing the press release attached as Exhibit 99.1 announcing the Registrant's fourth quarter and annual 2004 financial results. This press release was issued on March 3, 2005.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)   Exhibits.

      99.1  Press release dated March 3, 2005 furnished pursuant to Item  12.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE  LEATHER  FACTORY,  INC.

Date:  March  3,  2005               BY:  /s/  Wray  Thompson
                                     Wray Thompson, Chairman of the Board
                                       and Chief Executive Officer

EXHIBIT  99.1

        FOR IMMEDIATE RELEASE                              MARCH 3, 2005

              THE LEATHER FACTORY REPORTS 2004 FINANCIAL RESULTS -
                  RECORD SALES IN 2004 INCREASES 10% OVER 2003

FORT WORTH, TEXAS - The Leather Factory, Inc. (AMEX: TLF) today reported financial results for the year and fourth quarter ended December 31, 2004. Consolidated net income for the quarter was $739,000 compared to consolidated net income of $585,000 for the fourth quarter of 2003. Fully diluted earnings per share for the quarter were $0.06, compared to $0.05 in the same quarter of the previous year. Total sales for the quarter ended December 31, 2004 increased 17.5% to $12.4 million from $10.5 million for the fourth quarter of 2003. Consolidated sales for the year ended December 31, 2004 were $46.1 million, an increase of 10.6% over total sales of $41.7 million for 2003. Consolidated net income for 2004 was $2.6 million or $0.24 per fully-diluted share versus $2.7 million or $0.25 per fully-diluted share for 2003.

Sales in the Tandy Leather store chain for the fourth quarter of 2004 increased $1.4 million over the previous year's fourth quarter, representing a 49% improvement. Forty-two stores comprised Tandy Leather's retail operations on December 31, 2004, compared to twenty-six retail stores a year earlier. Six stores were added in the fourth quarter of 2004, bringing the total number of new stores added in 2004 to sixteen. For 2004, Tandy Leather sales increased $4.3 million, or 47%, over 2003.

Fourth quarter sales for the wholesale division, which includes the Leather Factory wholesale centers and national accounts group, increased $387,000 over the same quarter of 2003, a 5.3% improvement. Excluding national account sales, the wholesale centers' sales increased $435,000, or 6.8%, for the quarter. For 2004, the wholesale divisions' sales were down 0.2% for the year. Excluding national account sales, the wholesale centers reported sales gains of $1.1 million, or 4.5%, exceeding the company's guidance of 2 to 4%. Sales to national accounts were down $1.2 million for the year.

Consolidated gross profit margin for the fourth quarter was 54.7%, an improvement from 54.2% for the fourth quarter of 2003. For 2004, consolidated gross profit margin was 55.1%, an improvement over the previous year's gross profit margin of 54.4%. Consolidated operating expenses for the fourth quarter of 2004 were 45.2% of sales, down slightly from 45.6% for the same quarter of 2003. Operating expenses totaled 45.9% of sales for 2004 compared to 44.6% for 2003. Costs associated with the new retail stores, personnel costs including bonuses and employee healthcare programs, advertising, and the initial costs associated with implementation of compliance with Section 404 of the Sarbanes-Oxley Act were the significant contributors to the increase.

Wray Thompson, Chairman and Chief Executive Officer, commented, "I'm very pleased with our 2004 results. Our sales grew by more than 10%, our gross margin improved in spite of our original concerns surrounding rising metal and fuel prices, and operating and pre-tax income improved despite our continuing battle to maintain healthcare costs and the completion of the initial phase of our SOX 404 compliance efforts. We expect 2005 to build on our accomplishments in 2004 - the on-going expansion of the Tandy Leather store chain, focused efforts for continued sales growth in the wholesale division, operating expense containment, and higher earnings. In addition, 2005 is likely to be a milestone for us in that I expect we'll have repaid all of our bank debt for the first time in the company's history."
Financial  Outlook:

The following statements are based on TLF's current expectations as of March 3, 2005. These statements are forward-looking statements and should be read in conjunction with the cautionary information about these statements that appears below.

The Company estimates consolidated net sales for 2005 will be in the range of $48 to $51 million and diluted EPS is expected to be in the range of $0.28 to $0.32. Average diluted shares outstanding in 2005 is estimated to be approximately 11 million shares. The Company assumes an effective tax rate annually between 35% and 37%.

The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is a marketer and distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, saddle and tack hardware, and do-it-yourself leathercraft kits. The Company distributes its products worldwide though its Leather Factory stores, Tandy Leather retail stores and mail/telephone/website orders (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF".

Contact:  Wray Thompson, CEO, The Leather Factory, Inc.    (817) 496-4414
     Shannon L. Greene, CFO, The Leather Factory, Inc.sgreene@leatherfactory.com

This news release contains forward-looking statements. All forward-looking statements made here or in other news releases issued by The Leather Factory, Inc. are based on current expectations as of the date of the release. These forward-looking statements involve risks and uncertainties that could cause the results of The Leather Factory, Inc. to differ materially from management's current expectations. Many of these risks and uncertainties are detailed from time to time in TLF's reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q. Investors are reminded that past performance may not be predictive of future results.

Selected  financial  data:

                             QUARTER ENDED 12/31/04    QUARTER ENDED 12/31/03
                             -----------------------  -------------------------
                                            OPERATING                 OPERATING
                                SALES        INCOME        SALES       INCOME
                             ------------  -----------   -----------  ---------
Wholesale (Leather Factory)  $  7,695,753  $   706,509   $ 7,308,934  $ 836,064
Retail (Tandy Leather)          4,322,466      549,784     2,904,693    173,553
Cushman                           407,301      (74,060)      358,734    (99,087)
                             ------------  -----------   -----------  ---------
Total Operations             $ 12,425,520  $ 1,182,233   $10,572,361  $ 910,530
                             ============  ===========   ===========  =========

                             TWELVE MONTHS ENDED 12/31/04   TWELVE MONTHS ENDED 12/31/03
                             ----------------------------   ----------------------------
                                             OPERATING                     OPERATING
                                  SALES        INCOME            SALES       INCOME
                                -----------  ----------       -----------  ----------
Wholesale (Leather Factory)     $30,630,121  $3,013,316        $30,684,092  $3,462,457
Retail (Tandy Leather)           13,515,662   1,210,566          9,216,838     604,291
Cushman                           2,000,501      34,565          1,811,261      30,911
                                -----------  ----------        -----------  ----------
Total Operations                $46,146,284  $4,258,447        $41,712,191  $4,097,659
                                ===========  ==========        ===========  ==========


TANDY LEATHER RETAIL STORES      QUARTER ENDED 12/31/04      QUARTER ENDED 12/31/03
                                 ----------------------      ----------------------
                                 # OF STORES     SALES       # OF STORES    SALES
                                 -----------  -----------    -----------  ----------
Stores opened prior to 01/01/04       26      $ 3,148,426         26      $2,904,693
Stores opened after 01/01/04          16        1,174,040          0               -
                                 -----------  -----------    -----------  ----------
Total Sales - Tandy Leather                   $ 4,322,466                 $2,904,693
                                              ===========                 ==========

TANDY LEATHER RETAIL STORES        YEAR ENDED 12/31/04         YEAR ENDED 12/31/03
                                 ----------------------      -----------------------
                                 # OF STORES     SALES       # OF STORES    SALES
                                 -----------  -----------    -----------  ----------
Stores opened prior to 07/01/03       22      $ 9,805,300         22      $8,765,478
Stores opened after 07/01/03          20        3,710,362          4         451,360
                                 -----------  -----------    -----------  ----------
Total Sales - Tandy Leather                   $13,515,662                 $9,216,838
                                              ===========                 ==========

                            THE LEATHER FACTORY, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
        FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003

                                                        Three Months                 Twelve Months
                                                      2004          2003          2004          2003
                                                ---------------  ------------  ------------  ------------
NET SALES                                       $   12,425,520   $10,572,361   $46,146,284   $41,712,191
COST OF SALES                                        5,630,880     4,836,832    20,706,239    19,020,292
                                                ---------------  ------------  ------------  ------------
Gross Profit                                         6,794,640     5,735,529    25,440,045    22,691,899

OPERATING EXPENSES                                   5,612,406     4,824,999    21,181,599    18,594,240
                                                ---------------  ------------  ------------  ------------
INCOME FROM OPERATIONS                               1,182,234       910,530     4,258,446     4,097,659

Interest expense                                        12,380        32,388        53,400       206,942
Other, net                                              (5,090)      (13,342)       (8,600)      (81,773)
                                                ---------------  ------------  ------------  ------------
Total other expense                                      7,290        19,046        44,800       125,169
                                                ---------------  ------------  ------------  ------------
INCOME BEFORE INCOME TAXES                           1,174,944       891,484     4,213,646     3,972,490
PROVISION FOR INCOME TAXES                             435,464       306,010     1,559,605     1,232,116
                                                ---------------  ------------  ------------  ------------
NET INCOME                                      $      739,480   $   585,474   $ 2,654,041   $ 2,740,374
                                                ===============  ============  ============  ============

NET INCOME PER COMMON SHARE - BASIC             $         0.07   $      0.06   $      0.25   $      0.27
                                                ===============  ============  ============  ============
NET INCOME PER COMMON SHARE - DILUTED           $         0.06   $      0.05   $      0.24   $      0.25
                                                ===============  ============  ============  ============

Weighted Average Number of Shares Outstanding:
Basic                                               10,554,776    10,484,184    10,543,994    10,323,549
Diluted                                             10,888,883    10,941,853    10,961,993    10,861,305

                            THE LEATHER FACTORY, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                12/31/04      12/31/03
                                                              (UNAUDITED)
                                                              ------------  ------------
Cash                                                          $ 2,560,202   $ 1,728,344
Accounts receivable, net of allowance for doubtful accounts     2,032,289     1,828,738
Inventory                                                      12,749,709    11,079,893
Prepaid income taxes                                                    -       206,023
Deferred income taxes                                             199,308       134,312
Other current assets                                            1,214,569       702,236
                                                              ------------  ------------
TOTAL CURRENT ASSETS                                           18,756,077    15,679,546
                                                              ------------  ------------
Property and equipment, net                                     1,904,565     1,905,893
Goodwill and other intangibles, net                             1,180,618     1,136,784
Other assets                                                      325,903       336,183
                                                              ------------  ------------
                                                              $22,167,163   $19,058,406
                                                              ============  ============

Accounts payable                                              $ 1,954,146   $ 1,545,079
Accrued expenses and other liabilities                          1,682,003     1,000,427
Income taxes payable                                               22,764             -
Notes payable and current maturities of long-term debt            134,067         1,134
                                                              ------------  ------------
TOTAL CURRENT LIABILITIES                                       3,792,980     2,546,640
                                                              ------------  ------------
Deferred income taxes                                             313,006       209,289
Notes payable and long-term debt, net of current maturities       750,944     1,792,984
                                                              ------------  ------------
Total liabilities                                               4,856,930     4,548,913

Common stock                                                       25,345        25,171
Paid-in capital                                                 4,796,999     4,673,158
Treasury stock (5,859 shares)                                     (25,487)            -
Retained earnings                                              12,458,760     9,804,719
Notes receivable secured by common stock                                -       (20,000)
Accumulated other comprehensive loss                               54,616        26,445
                                                              ------------  ------------
Total Stockholders' Equity                                     17,310,233    14,509,493
                                                              ------------  ------------
                                                              $22,167,163   $19,058,406
                                                              ============  ============

                            THE LEATHER FACTORY, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
             FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003

                                                                                          2004          2003
                                                                                      ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                          $ 2,654,041   $ 2,740,374
  Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation & amortization                                                          452,654       529,262
     Loss on disposal of assets                                                            (2,000)       (9,103)
     Deferred income taxes                                                                 38,721        47,991
     Other                                                                                 20,122        47,235
     Net changes in assets and liabilities:
       Accounts receivable-trade, net                                                    (203,550)      109,960
       Inventory                                                                       (1,609,441)    1,615,451
       Income taxes                                                                       228,787      (150,379)
       Other current assets                                                              (110,132)      (30,119)
       Accounts payable                                                                   409,068       (49,830)
       Accrued expenses and other liabilities                                             681,575    (1,502,904)
                                                                                      ------------  ------------
     Total adjustments                                                                    (94,196)      607,564
                                                                                      ------------  ------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                                         2,559,845     3,347,938
                                                                                      ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                     (391,034)     (360,202)
  Payments in connection with businesses acquired                                        (156,452)            -
  Proceeds from sale of assets                                                              2,000         6,217
  Increase in other assets                                                                 10,280       (27,970)
                                                                                      ------------  ------------
      NET CASH USED IN INVESTING ACTIVITIES                                              (535,206)     (381,955)
                                                                                      ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in revolving credit loans                                    (1,287,830)   (2,420,550)
  Payments on notes payable and long-term debt                                            (23,479)       (6,556)
  Decrease in cash restricted for payment on revolving credit facility                          -       553,839
  Payments received on notes secured by common stock                                       20,000        24,003
  Repurchase of common stock (treasury stock)                                             (25,487)            -
  Proceeds from issuance of common stock                                                  124,015       510,068
                                                                                      ------------  ------------
      NET CASH USED IN FINANCING ACTIVITIES                                            (1,192,781)   (1,339,196)
                                                                                      ------------  ------------

NET CHANGE IN CASH                                                                        831,858     1,626,787
CASH, beginning of period                                                               1,728,344       101,557
                                                                                      ------------  ------------
CASH, end of period                                                                   $ 2,560,202   $ 1,728,344
                                                                                      ============  ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Interest paid during the period                                                     $    59,773   $   216,275
  Income taxes paid during the period, net of (refunds)                                 1,197,347     1,138,799

NON-CASH INVESTING ACTIVITIES:
  Equipment acquired under capital lease financing arrangements                       $   402,201             -